EXHIBIT 10.10

LEASE AGREEMENT

This Agreement Between Sitcon, LLC c/o Abele Builders, Inc., 14 Corporate Drive, Clifton Park, New York 12065 as Landlord

And Daystar Technologies Inc., 13 Corporate Drive, Halfmoon, New York 12065 as Tenant

WITNESSETH: The landlord hereby leases to the Tenant the following premises: 8,385± square feet of the building (the “Building”) under construction located at 5 Corporate Drive, Town of Halfmoon, Saratoga County, New York (the “Premises” or Demised Premises”) as shown on the floor plan annexed hereto as Exhibit B, inclusive of Tennant’s proportionate share of common area, for the term of (5) years to commence from Substantial Completion (defined below) of Landlord’s Work (“Commencement Date”),which is contemplated to occur on or about June 1, 2006 and to end on the last day of the sixtieth (60th) full month following the Commencement Date, to be used and occupied only for warehouse space upon conditions and covenants following, including Exhibit A attached hereto:

1st. That the Tenant shall pay the annual rent of Sixty-Seven Thousand Eighty and 00/100 ($67,080.00) Dollars, said rent to be paid in equal monthly payments in advance on the 1st day of each and every month during the term aforesaid, as follows: Five Thousand Five Hundred Ninety and 00/100 ($5,590.00) Dollars per month commencing on the first day of the first month and each and every month thereafter. Furthermore, if said rent is not received by the Landlord on or before the 10th day of the month, a 4% late charge will be added to rent and shall be paid with rent.

2nd. That the Tenant shall take good care of the Premises and shall, at the Tenant’s own cost and expense make all repairs except repairs to or replacement of heat, ventilation and air conditioning, plumbing, structural, roof and mechanical systems (the “Landlord’s Items”) which are the responsibility of the Landlord, and at the end or other expiration of the term, shall deliver up the Demised Premises in good order or condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant’s own cost and expense; and shall also promptly comply with and execute all rules of the Landlord imposed at the present or future time as may be necessary to ensure the safe use and occupancy of the Premises, or as may be necessary so as to not impair or waive any insurance policy or coverage required herein or otherwise applicable to any portion of the Premises . Landlord warrants and represents (i) that on the Commencement Date, the Demised Premises will comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to the Demised Premises and (ii) that any Local Government approvals necessary for occupancy of the Demised Premises by Tenant and the conduct of Tenant’s intended business therein have been obtained and are in full force and effect, except any approvals that are required because of the nature of the Tenant’s business (e.g., special use permits).

4th. That the Tenant, successors, heirs, executors or administrators shall not make any alterations on the premises, without the Landlord’s consent in writing, which consent shall not be unreasonably withheld; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.

5th. Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord’s control

If the fire or other casualty is caused by an act or neglect of Tenant, tenant’s employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant’s expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel the lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord’s intention to demolish or rebuild; if no notice is given, this Lease shall be deemed cancelled. Tenant shall have the right to terminate the lease if 35% or greater of manufacturing/warehouse space of the Building has been rendered unusable, provided that Tenant gives Landlord notice of termination prior to the date, if any, on which Landlord gives notice of Landlord’s intention to rebuild. This Lease will end 30 days after (a) Landlord’s cancellation notice to Tenant, (b) Tenant’s cancellation notice to Landlord, or (c) the date on which this Lease is deemed cancelled. Tenant must deliver the Premises to landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty .If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This section is intended to replace the terms of New York Real Property Law Section 227. If there is substantial damage by fire or other casualty not caused by an act or neglect of Tenant, Tenant’s employees or invitees, Tenant may cancel this Lease if Landlord fails to rebuild the Building and deliver possession of the rebuilt Demised Premises within six (6) months after the date of Landlord’s notice to intention to rebuild.

6th. The said Tenant agrees that the said Landlord and the Landlord’s agent and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours on reasonable notice if possible for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord’s agents to show the premises to persons wishing to hire or purchase the same at all reasonable hours on reasonable notice where possible; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord’s agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises “To Let” or “For Sale”, and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th. That if the default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, including but not limited to any anticipatory breach or default which Tenant fails to cure within ten (10) days after written notice of such default, the Landlord or Landlord’s representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein and additional rent or other charges reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to become due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency. Landlord shall also have the option of accelerating all sums, including rent, additional rent and other charges, becoming due under the terms hereof after the date of such breach or default. If Landlord exercises such option, the Present Value (hereinafter defined) of all such sums shall become immediately due and payable as of the date on which Landlord notifies Tenant of Landlord’s exercises of its option to accelerate as hereinabove provided, together with all sums past due. As used herein, the term “Present Value” means the present value of all sums due under the terms hereof after the date of Tenant’s breach or default, discounted at the rate of eight (8%) percent per annum.

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about the Demised Premises, such broken glass caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant’s agents or employees. Damage and injury to the Premises or the common areas of the building on which the Premises is located, including the Landlord’s items, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant’s agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant’s own cost and expense, or if Tenant fails to do so, by the Landlord at the expense of Tenant.

10th. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11th. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord’s representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord’s expense, whenever the said repairs, alterations or improvements shall be completed. Landlord shall provide directory signs for the tenants in the building in the first floor and second floor lobbies. The cost of manufacture of Tenant’s signs in the above referenced directory signs, and any replacement thereof, shall be borne by Tenant.

12th. Intentionally Deleted.

13th. Intentionally Deleted.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, in the event Tenant fails to execute any such instrument, Tenant hereby authorizes Landlord to execute any such instrument with the same force as effect as if executed by Tenant. In the alternative, Landlord shall have the option of canceling this Lease without incurring any expense or damage and the term hereby granted shall be expressly limited accordingly. Notwithstanding the foregoing, Landlord shall provide a subordination, non-disturbance and attornment agreement (“SNDA”) in the form used by Landlord’s mortgage holder which Tenant shall execute and Landlord shall cause to be executed by the mortgage lender.

15th. The Tenant has this day deposited with the Landlord the sum of Five Thousand Five Hundred Ninety and 00/100 ($5,590,00) Dollars as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant’s part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant’s part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

16th. That Tenant shall not mortgage or otherwise encumber Tenant’s leasehold interest in the Premises or the security deposited under this Lease, and shall not assign the security except in connection with an assignment to which Landlord consents pursuant to Paragraph 4th hereof.

17th. It is expressly understood and agreed that if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days’ notice in writing of the Landlord’s intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

18th. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

19th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. The failure of the Tenant to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a wavier of any rights or remedies that the Tenant may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

20th. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

21st. If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

22nd. It is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant’s use or occupancy of said premises, and/or any claim of injury or damage.

23rd. The Tenant waives all rights to redeem under any law of the State of New York.

24th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

25th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various “services,” if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such

“service” when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such “service” or to some other cause, not negligence on the part of the Landlord. No such interruption or curtailment of any such “service” shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such “services” during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

26th. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.

And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this 6 day of April, 2006.

Signed, sealed and delivered
In the presence of	Sitcon, LLC

/s/ Edward P. Abele, Manager L.S.
	By:	Edward P. Abele, Manager

Daystar Technologies, Inc.

/s/ John R. Tuttle L.S.
	By:	John R. Tuttle
	Name:	John R. Tuttle
	Title:	CEO

State of New York    }

                                }ss.

County of Saratoga      }

On the 7 day of April in the year 2006 before me, the undersigned, a Notary Public in and for said State, personally appeared Edward P. Abele personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Phyllis Milliman
Notary Public

State of New York	}	PHYLLIS MILLIMAN
	}ss.	Notary Public, State of New York
County of Saratoga	}	No. 4992115
Qualified in Schenectady County
Commission Expires February 18, 2010

On the 6 day of April in the year 2006 before me, the undersigned, a Notary Public in and for said State, personally appeared John Tuttle personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies) and that by his/her/their signature(s) on the instrument, the individual(s) or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public, State of New York

Residing in Albany County

Registration No. 4816198

Commission Expires 5/31/2006

/s/ Deborah Dzingle
Notary Public

In Consideration of the letting of the premises within mentioned to the within named Tenant and the sum of $1.00 paid to the undersigned by the within named Landlord, the undersigned do hereby covenant and agree, to and with the Landlord and the Landlord’s legal representatives, that if default shall at any time be made by the said Tenant in the payment of the rent and the performance of the covenants contained in the within lease, on the Tenant’s part to be paid and performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto the said Landlord, and also pay all damages that may arise in consequence of the non-performance of said covenants, or either of them, without requiring notice of any such default from the said Landlord. The undersigned hereby waives all right to trial by jury in any action or proceeding hereinafter instituted by the Landlord, to which the undersigned may be a party.

In Witness Whereof, the undersigned has set hand and seal this          day of                     , 2006.

L.S.

WITNESS